Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
NOTE 11:-	COMMITMENTS AND CONTINGENCIES

a.
The Company and its subsidiaries lease premises in Israel, the United States, China, Japan, the United Kingdom, France, Korea, Italy, Singapore, India and Hong Kong. The leases expire through April 2016 (some with renewal options). The Company also leases its motor vehicles under operating lease agreements that expire on various dates, the last of which is in 2013.

Annual minimum future lease payments due under the above agreements, at the exchange rate in effect on December 31, 2011, are approximately as follows:

2012	$4,076
2013	2,991
2014	2,525
2015	1,294
2016 and thereafter	20

$10,906

For the years ended December 31, 2009, 2010 and 2011, rent expenses and motor vehicle lease expenses were $ 5,099, $ 4,898 and $ 4,952, respectively.

b.
The Company obtained bank guarantees in the amount of $ 416 and $ 451, as of December 31, 2010 and 2011, respectively in connection with securing its office lease in Israel, in connection with custom tax payments and in connection with projects.

c.
The Company is committed to pay royalties to several third parties for the integration of these third parties' technologies into the Company's products. Royalties are generally payable based on the sales volume of these products as long as the Company uses these technologies.

The rates for the royalties to the third parties are based on an amount per product sold by the Company. The agreements pursuant to which the royalties are payable have no expiration dates.

The Company expensed royalties in the amount of $ 224, $ 216 and $ 163 in the years ended December 31, 2009, 2010 and 2011, respectively, in cost of revenues.

d.
In 2003, a third party sent correspondence to the Company alleging that some products manufactured by the Company infringe upon patents held by this third party and offered to license these patents to the Company. Subsequent correspondence was exchanged during 2004, in which additional requests were made by this third party. As of December 31, 2011, the Company has a provision of $ 917, which it believes covers the probable loss from such allegations.

e.
In September, 2010, the Company received a letter from a shareholder, addressed to the Chairman of its Board of Directors, in which certain allegations were made with respect to certain actions and alleged inactions of the Company, its directors and executive officers in connection with the self tender offer that the Company completed in September 2010.  The Company has responded to the shareholder refuting all claims and denying any wrongdoings.

f.
During the first quarter of 2012, the Company received a letter from two separate third parties questioning the use in the Company's products of certain technology that is allegedly patented by them.  The Company is currently evaluating its position in response to these letters. However, based on initial internal analysis, the Company believes that this matter will not have a material effect on its financial statements.

g.
From time to time, the Company and its subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters.  In addition to the above mentioned legal proceedings, the Company does not believe that it is a party to any pending legal proceeding that is likely to have a material effect on its financial condition or results of operations.